UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2007
Vector Group Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	1-5759	65-0949535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 579-8000

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGES IN FISCAL YEAR
     On October 19, 2007, the Board of Directors of the Company amended and restated the Company’s By-Laws to clarify that the stockholders of the Company may participate in meetings by remote communication and that the Company is permitted to issue uncertificated shares of any class or series of the Company’s capital stock, among other matters, and to conform the language and procedures under various provisions of the existing by-laws of the Corporation to the current General Corporation Law of the State of Delaware. The full text of the Amendment and Restated By-Laws is filed as Exhibit 3.4 to this Report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.4	Amended and Restated By-Laws of Vector Group Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2007	VECTOR GROUP LTD.
	By:	/s/ Marc N. Bell
		Name:	Marc N. Bell
		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.4	Amended and Restated By-Laws of Vector Group Ltd.

4